UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 25, 2008

Bridge Capital Holdings
(Exact name of registrant as specified in its charter)

California	000-50974	80-0123855
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Almaden Boulevard, Suite 200 San Jose, California	95113
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 423-8500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On November 25, 2008, Bridge Capital Holdings issued a press release announcing that it has received preliminary approval from the U.S. Department of the Treasury to participate in the Treasury’s Capital Purchase Program under the Emergency Economic Stabilization Act of 2008. The approval is subject to certain conditions and the execution of definitive agreements. A copy of the press release is attached hereto as Exhibit 99.1. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any of our filings, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01  Financial Statements and Exhibits

(c)	The exhibit list required by this Item is incorporated by reference to the exhibit index filed as part of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bridge Capital Holdings

Dated: November 25, 2008	By:	/s/ Thomas A. Sa
Thomas A. Sa
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	Press release dated November 25, 2008 announcing preliminary approval to participate in the U.S. Department of the Treasury’s Capital Purchase Program.